Exhibit 99.2
Pro Forma Consolidated Financial Statements of Rio Vista Energy Partners L.P.
for the six months ended June 30, 2007 and the year ended December 31, 2006
The following unaudited pro forma consolidated financial information (Pro Forma Statements) for Rio Vista Energy Partners L.P. (Rio Vista) reflects the purchase of Regional Enterprizes, Inc. (Regional). The unaudited pro forma consolidated balance sheet assumes that the Regional purchase was consummated on June 30, 2007 and reflects the balance sheet of Regional as of July 27, 2007, the date of the acquisition. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2007 assumes that the purchase of Regional was consummated as of January 1, 2007 and includes the results of operations of Regional for the six months ended June 30, 2007. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 assumes that the purchase of Regional was consummated as of January 1, 2006 and includes the results of operations of Regional for the year ended October 29, 2006.
The Pro Forma Statements are based on the available information and contain certain assumptions that Rio Vista deems appropriate. The amounts included in the proforma balance sheet adjustments represents Rio Vista’s initial estimate of the fair value to be assigned to assets and liabilities acquired. Such estimates could change and the amount of change could be material. The Pro Forma Statements do not purport to be indicative of the financial position of Rio Vista had the transaction referred to above occurred on the dates indicated, nor are the Pro Forma Statements necessarily indicative of the future financial position of Rio Vista.

RIO VISTA ENERGY PARTNERS L.P. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet As of June 30, 2007
(Unaudited)

		Regional
	As Reported	Enterprizes	Pro Forma		Pro Forma
	June 30, 2007	July 27, 2007	Adjustments		June 30, 2007
ASSETS
Current Assets

Cash	$4,699,000	$588,000	$4,840,000	(3)	$3,038,000
			(7,089,000)	(2)
Restricted cash	26,000				26,000
Trade accounts receivable	361,000	758,000			1,119,000
Receivables from employees		16,000			16,000
Prepaid expenses and other current assets	840,000	273,000			1,113,000

Total current assets	5,926,000	1,635,000	(2,249,000)		5,312,000

Property, plant and equipment — net	10,417,000	2,937,000	3,483,000	(2)	16,837,000

Other non-current assets	14,000				14,000

Goodwill			3,435,000	(2)	3,435,000

Total assets	$16,357,000	$4,572,000	$4,669,000		$25,598,000

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities

Current maturities of long term debt			$500,000	(2)	$500,000
Short term debt	$1,000,000		5,000,000	(3)	6,000,000
Due to Penn Octane Corporation, net	673,000				673,000
US and foreign taxes payable	43,000	$28,000			71,000
Deferred income taxes		192,000	1,322,000	(2)	1,514,000
Accounts payable	654,000	110,000			764,000
Accrued liabilities	1,014,000	166,000	572,000	(2)	1,752,000

Total Current Liabilities	3,384,000	496,000	7,394,000		11,274,000

Deferred income taxes — noncurrent		851,000			851,000

Long term debt, less current maturities			500,000	(2)	500,000

Partners’ Capital:	12,973,000				12,973,000
Regional’s equity		3,225,000	(3,225,000)	(2)

Total partners’ capital	12,973,000	3,225,000	(3,225,000)		12,973,000

Total liabilities and partners’ capital	$16,357,000	$4,572,000	$4,669,000		$25,598,000

The accompanying notes are an integral part of these statements.

RIO VISTA ENERGY PARTNERS L.P. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations
Six Months Ended June 30, 2007
(Unaudited)

		Regional
	As Reported	Enterprizes			Pro Forma
	January 1, 2007-	January 1, 2007-	Pro Forma		January 1, 2007-
	June 30, 2007	June 30, 2007	Adjustments		June 30, 2007

Revenues	$1,115,000	$2,696,000	$—		$3,811,000

Cost of goods sold	796,000	1,773,000	363,000	(2)	2,932,000

Gross profit	319,000	923,000	(363,000)		879,000

Selling, general and administrative expenses
Legal and professional fees	522,000	10,000			532,000
Salaries and payroll related expenses	292,000	237,000			529,000
Gain on sale of assets	—	(2,000)			(2,000)
Other	597,000	123,000			720,000

	1,411,000	368,000	—		1,779,000

Operating income (loss)	(1,092,000)	555,000	(363,000)		(900,000)

Other Income (Expense)

Interest expense	(51,000)	—	(325,000)	(3)	(376,000)
Interest income	—	48,000			48,000

Income from continuing operations before taxes	(1,143,000)	603,000	(688,000)		(1,228,000)

Provision For Income Taxes	24,000	229,000	(261,000)	(2)	(8,000)

Income (loss) from continuing operations	$(1,167,000)	$374,000	$(427,000)		$(1,220,000)

Net income from continuing operations allocable to General Partner	$(23,000)				$(25,000)

Net income from continuing operations allocable to Common Units	$(1,144,000)				$(1,195,000)

Net income from continuing operations per Common Unit	$(0.60)				$(0.63)

Weighted average Common Units outstanding	1,910,656				1,910,656

The accompanying notes are an integral part of these statements.

RIO VISTA ENERGY PARTNERS L.P. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2006
(Unaudited)

		Regional
	As Reported	Enterprizes			Pro Forma
	January 1, 2006-	November 1, 2005-	Pro Forma		January 1, 2006-
	December 31, 2006	October 29,2006	Adjustments		December 31, 2006

Revenues	$908,000	$7,308,000	$—		$8,216,000

Cost of goods sold	1,814,000	4,721,000	726,000	(2)	7,261,000

Gross profit	(906,000)	2,587,000	(726,000)		955,000

Selling, general and administrative expenses
Legal and professional fees	669,000	173,000			842,000
Salaries and payroll related expenses	755,000	1,839,000			2,594,000
Gain on sale of assets	—	(47,000)			(47,000)
Other	1,425,000	358,000			1,783,000

	2,849,000	2,323,000	—		5,172,000

Operating income (loss)	(3,755,000)	264,000	(726,000)		(4,217,000)

Other Income (Expense)

Interest expense	(137,000)	—	$(650,000)	(3)	(787,000)

Interest income	1,000	140,000			141,000

Income from continuing operations before taxes	(3,891,000)	404,000	(1,376,000)		(4,863,000)

Provision For Income Taxes	37,000	155,000	(522,000)		(330,000)

Income (loss) from continuing operations	$(3,928,000)	$249,000	$(854,000)		$(4,533,000)

Net income from continuing operations allocable to General Partner	$(79,000)				$(91,000)

Net income from continuing operations allocable to Common Units	$(3,849,000)				$(4,442,000)

Net income from continuing operations per Common Unit	$(2.01)				$(2.33)

Weighted average Common Units outstanding	1,910,656				1,910,656

The accompanying notes are an integral part of these statements.

RIO VISTA ENERGY PARTNERS L.P. AND SUBSIDIARIES
Notes to Pro Forma Consolidated Statements
(1)
On July 27, 2007, Rio Vista Energy Partners L.P. (Rio Vista) entered into an Agreement and Plan of Merger (Merger Agreement) with Regional Enterprises, Inc. (New Regional), Regional, the shareholders of Regional and W. Gary Farrar, Jr. The Merger Agreement provided for Rio Vista to acquire the business of Regional by means of a merger of Regional into New Regional, a newly-formed, wholly-owned subsidiary of Rio Vista. The transactions contemplated by the Merger Agreement were completed on July 27, 2007. The total consideration pursuant to the Merger Agreement was $9,000,000, of which Rio Vista paid $8,000,000 in cash, less certain working capital and other adjustments and subject to certain amounts held in escrow, with the remaining $1,000,000 to be paid in four equal semiannual installments beginning six months from the date of the Regional Acquisition. Under the terms of the Merger Agreement, Rio Vista is entitled to net working capital of Regional of $500,000 (subject to adjustments) in excess of assumed liabilities. Under the terms of the Merger Agreement, a total of $1,500,000 was placed into escrow to secure certain indemnification obligations of the former shareholders of Regional. Rio Vista funded the Regional Acquisition through a loan of $5,000,000 (RZB Loan) from RZB Finance LLC (RZB) and the remaining amounts due at closing were paid from available working capital.

(2)	To record financing received in connection with acquisition.

(3)	To record purchase of Regional and associated adjustments to reflect fair value of assets purchased and associated goodwill.